J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.6

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

J.P. Morgan Acceptance Corporation II

383 Madison Avenue, 8th Floor

New York, New York 10179

FirstKey Mortgage LLC

900 3rd Avenue, Suite 500

New York, New York 10022

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2023-HE2, Mortgage Pass-Through Certificates, Series 2023-HE2. J.P. Morgan Acceptance Corporation II (”J.P. Morgan”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

J.P. Morgan and FirstKey Mortgage LLC (collectively, the “Company”) have agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Statistical Loan File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 31, 2023, representatives of J.P. Morgan provided us with a mortgage loan listing with respect to 4,340 mortgage loans (the “Mortgage Loan Listing”). At the Company’s instruction, we randomly selected 860 mortgage loans from the Mortgage Loan Listing (the “Sample Loans”).

Further, on September 11, 2023, representatives of J.P. Morgan provided us with a computer generated mortgage loan data file and related record layout containing data with respect to 4,369 mortgage loans, including each of the 860 Sample Loans (the “Statistical Loan File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.          Loan number (for control purposes only)

2.          Origination date

3.          Loan type (fixed or adjustable)

4.          Balloon indicator (yes/no)

5.          Home equity line of credit limit

6.          Original interest rate

7.          First payment date

8.          Original term to maturity

9.          Property city

10.       Property state

11.       Property zip code

12.       Interest only term

13.       Prepayment penalty term (if applicable)

14.       Occupancy status

15.       Self-employment flag

16.       Property type

17.       Appraisal report date

18.       Appraised value

19.       Loan purpose

20.       Sales price (if applicable)

21.       Borrower Score

22.       Co-Borrower Score (if applicable)

23.       Lien position

24.       Senior lien balance (if applicable)

25.       Maximum loan-to-value ratio

26.       Maximum combined loan-to-value ratio

27.       Modification indicator (yes or no)

28.       Modification date*

29.       Index description**

30.       Gross margin**

31.       Maximum interest rate**

32.       Minimum interest rate**

33.       Initial periodic rate cap (change up)**

34.       Subsequent periodic rate cap**

35.       Initial fixed period**

* For Sample Loans that are modified loans and not a Recast Loan (as defined below) only

** For adjustable rate loans only

We compared Characteristic 2. through 12. and Characteristics 29. through 35. to the corresponding information set forth on or derived from the respective “Home Equity Line of Credit Agreement”; Characteristic 13. to the Home Equity Line of Credit Agreement or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 14. and 15. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 16. through 18. to the AVM Report, Uniform Residential Appraisal Report, Loan Product Advisor Full Feedback Certificate or the DU Underwriting Findings (collectively, the “Appraisal Report”); Characteristic 19. to the Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 20. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Purchase”) to the Settlement Statement; Characteristics 21. and 22. to the “Credit Report”; Characteristic 23. to the Senior Lien Note, Mortgage Statement, Settlement Statement, Uniform Underwriting and Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); Characteristic 24. to the Lien Summary or the Credit Report; and Characteristics 27. and 28. to the corresponding information set forth on or derived from the Modification Agreement.

With respect to Characteristic 25., we recomputed the maximum loan-to-value ratio by dividing (a) the home equity line of credit limit (as set forth on the Home Equity Line of Credit Agreement) by either (b) in the case of a “Purchase” (as determined from the Settlement Statement), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “Cash Out” (as determined above or from the Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 26., we recomputed the maximum combined loan-to-value ratio by dividing (a) the sum of (i) the home equity line of credit limit (as set forth on the Home Equity Line of Credit Agreement) (ii) the senior lien balance (as set forth on the Lien Summary or the Credit Report) and (iii) the “solar panel loan” (as set forth on the Lien Summary) by either (b) in the case of a “Purchase” (as determined from the Settlement Statement ), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Cash Out” (as determined above or from the Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

At the Company’s instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 16., a property type indicated on the Statistical Loan File as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•	with respect to Characteristic 16., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is deemed to be “in agreement” with a “single family detached (non-PUD)” property (as set forth on Statistical Loan File);

•	with respect to Characteristics 16., 17. and 18. and for the recalculations of Characteristics 25. and 26., for those Sample Loans for which J.P. Morgan provided us with two or more Appraisal Reports, we were instructed by the Company to use the most recently dated Appraisal Report or, to the extent that each such Appraisal Report indicated an appraisal report date within 12 months of the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value;

•	with respect to Characteristics 21. and 22., if three scores were observed on the Credit Report, we used the median score or, if two scores were observed on the Credit Report, we used the lower score;

•	with respect to our comparison of Characteristic 24., differences of $1.00 or less are deemed to be “in agreement;”

•	with respect to Characteristics 25. and 26., differences of 1.000% or less are deemed to be “in agreement;”

•	with respect to Characteristic 27., for those Sample Loans where we observed the existence of a Modification Agreement, we compared a modification indicator of (i) “no” to the corresponding information set forth on the Statistical Loan File if the respective Modification Agreement indicates (a) a modification that reduces the “monthly P&I payment” of such Sample Loan and (b) the interest rate and “maturity date” set forth on the Modification Agreement is in agreement with the Note (a “Recast Loan”) and (ii) “yes” to the corresponding information set forth on the Statistical Loan File if such Sample Loan is not a Recast Loan; and

•	with respect to Characteristic 28., differences of one day are deemed to be “in agreement.”

The loan documents described above, and any other related documents used in support of the Characteristics, were provided to us by J.P, Morgan and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information set forth in the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 20, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 20, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference for first payment date.
2	Three differences for original term to maturity.
3	Two differences for property city.
4	Two differences for property type.
5	Four differences for appraisal report date.
6	One difference for appraised value.
7	Two differences for sales price.
8	Four differences for senior lien balance.
9	One difference for maximum loan-to-value ratio.
10	Four differences for maximum combined loan-to-value ratio.
11	Two differences for minimum interest rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 20, 2023 (Redacted.)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents
1	304009541	First payment date	[REDACTED]	[REDACTED]
2	304007029	Original term to maturity	359 months	360 months
2	304007049	Original term to maturity	359 months	360 months
2	304007123	Original term to maturity	359 months	360 months
3	303959090	Property city	[REDACTED]	[REDACTED]
3	304006524	Property city	[REDACTED]	[REDACTED]
4	304008351	Property type	single family detached (non-PUD)	PUD
4	304008602	Property type	single family detached (non-PUD)	PUD
5	303958607	Appraisal report date	[REDACTED]	[REDACTED]
5	303974183	Appraisal report date	[REDACTED]	[REDACTED]
5	304023974	Appraisal report date	[REDACTED]	[REDACTED]
5	304005741	Appraisal report date	[REDACTED]	[REDACTED]
6	303947629	Appraised value	[REDACTED]	[REDACTED]
7	303949554	Sales price	[REDACTED]	[REDACTED]
7	304007429	Sales price	[REDACTED]	[REDACTED]
8	303970889	Senior lien balance	$87,949.20	$97,538.23
8	303973491	Senior lien balance	$147,994.00	$142,576.50
8	303981979	Senior lien balance	$180,655.00	$180,665.45
8	303982021	Senior lien balance	$377,335.54	$376,616.66
9	303947629	Maximum loan-to-value ratio	17.406%	15.666%
10	303947629	Maximum combined loan-to-value ratio	66.031%	59.428%
10	303970889	Maximum combined loan-to-value ratio	44.402%	47.222%
10	303973491	Maximum combined loan-to-value ratio	81.646%	79.732%
10	304007429	Maximum combined loan-to-value ratio	87.632%	90.000%
11	303963781	Minimum interest rate	1.00%	4.00%
11	304004958	Minimum interest rate	4.00%	2.50%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.